Exhibit 10.3

APPRAISAL REPORT

ON CERTAIN PROPERTIES

owned by

TRANSCOASTAL CORPORATION

As of

December 31, 2012

PeTech Enterprises, Inc.

5707 Spanish Oak Dr

Houston, TX 77066

Tel 281.414.5710

email adavidtx@gmail.com

April 22, 2013

Andy Westmoreland, President

TransCoastal Corporation

17304 Preston Road

Suite 700

Dallas, TX 75252

Dear Mr. Westmorland,

At your request PeTech Enterprises, Inc. ("PEI") has prepared an estimate of certain hydrocarbon reserves owned by TransCoastal Corporation ("TCC") in the State of Texas as of December 31, 2012.

These estimates include only proved reserves and were prepared in accordance with the United States Securities and Exchange Commission ("SEC") guidelines rule 4-10 Regulation S-X for evaluating and reporting oil and gas reserves. Rule 4-10 defines reserves as **"…those quantities of oil and gas, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible-from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations-prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for estimation. ……..Reserves which can be produced through the application of improved recovery technique…..Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-months period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions. Undeveloped oil and gas reserves are reserves of any category that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for completion. A more complete description of the rule is attached as an Appendix.**

Acceptable evaluation geological, engineering and accounting (cost, taxes, etc.) practice principles were utilized to reach the results of this evaluation. Results were based on historical oil, gas and water production information, geological maps, logs and offsetting lease analogies. The evaluation is based on information provided by the company. Data such as production rates, lease operating costs, ownership interests and projections for future activities were relied on to be true. In all cases PEI has reviewed the data to ensure reasonable values, consistency and dependability.

PRODUCTS PRICE The twelve months unweighted average of first day of the month NYMEX prices for oil and gas were used:

	OIL	**GAS**
12/30/ 2011	**$ 98.83**	**$2.989**
2/1/2012	**$ 97.81**	**$2.382**
3/1/2012	**$108.84**	**$2.463**
4/1/2012	**$103.02**	**$2.126**
5/1/2012	**$106.16**	**$2.371**
6/1/2012	**$ 83.23**	**$2.326**
6/29/2012	**$ 84.96**	**$2.824**
8/1/2012	**$ 88.91**	**$3.171**
8/31/2012	**$ 96.47**	**$2.799**
10/1/2012	**$ 92.48**	**$3.480**
11/1/2012	**$ 87.09**	**$3.899**
11/30/2012	**$ 88.91**	**$3.581**
2012 Average	**$ 94.71**	**$2.849**

Oil and gas price differentials were provided by TCC and utilized in this evaluation. The average oil and gas prices were held constant throughout the life of the leases. It should be noted that production in Gray and Hutchinson counties is typically gas with significant liquids content. As a result, natural gas prices were adjusted as needed to reflect the value of the liquid content. Below is a summary of calculated btu heating values, as provided by TCC, reflecting such liquids.

Lease	Btu/cf	Similar leases
Bell	3967	
Boney, J.T	4135	
Cobb	1000	
Enserch	4310	
Heaston	5927	
Kinzer, W. G.	5004	
Leopold	5001	Skoog, Leopold A, B
LJL Farms	5026	Jackson, Brown, Crow, Heithold, Mayfield
Magic	4475	
Meers C	6159	
Phillips, Bill	2503	
Saunders	1000	
Short	1867	
Stevenson	2503	
WAB Evelyn	4002	
Walberg	3777	
Wall	5013	
Daube	2129	
Donald & Donald 4	2150	
Donald & Donald 5	2391	
Donald & Donald 6	2094	
Kramer	2368	
Pugh	2120	

OPERATING EXPENSES and CAPITAL COSTS Recurring lease operating expenses were provided by the company and accepted when seemed reasonable for the type of operation and area. Lease operating expenses were held constant throughout the life of the reserve. The company provided information regarding the necessary capital requirements to convert the non-producing and undeveloped reserves to developed and producing category. Reasonable timing for the various expenditures were discussed with the company and adjusted as needed. Future capital costs were held constant at the 2012 year level. The company provided assurances that all capital requirements will be met. A document to that effect is attached.

Production is centered mostly in Carson, Gray, Stephens and Hutchinson counties in Texas. The producing horizon is the Brown Dolomite but other potential producing horizons are the Strawn SS, Caddo LS, Marble Falls LS, Duffer LS and Mississippian LS. In some cases production requires compression to reduce the formations pressure to a low value. Infrastructure and efficiency are keys to successful operations.

Proved Developed Non-Producing are mostly wells that require re-work, wells that are either shut-in or have additional zones that are potentially productive.

Proved Undeveloped well locations are those that geological data when combined with the economic factors indicate potential for additional reserves. The company has provided PEI with lease maps as well as cross sections and logs to confirm this evaluation.

Hedge values were not considered

Values of proved reserves in this report are expressed in terms of ESTIMATED future gross revenue, future net revenue, and present worth. Future gross revenue is the revenue which will accrue to the appraised interests from production and sale of the estimated net reserves. Net revenue is the gross revenue less production and ad valorem taxes, operating expenses and capital costs. Operating expenses include direct field expenses but exclude general administration costs. Federal income tax was not included in this analysis.

Note that oil and gas reserves as well as gross and net revenues are ESTIMATES that may change as additional production data becomes available. All estimates are subject to change due to the inherent uncertainty in the application of judgmental factors as well as regulatory environment.

PEI did not physically visit any of the fields, PEI accepted as true all ownership interests. PEI has not evaluated any potential environmental liability. PEI does not own economic interest in any of the company's assets.

AS OF DEC 31, 2012	PROVED DEVELOPED				PROVED	
	PRODUCING		NON PRODUCING		UNDEVELOPED	
	OIL, MB	GAS, MMCF	OIL, MB	GAS, MMCF	OIL, MB	GAS, MMCF
GROSS RESERVES	726	3,232	3,407	4,838	3,764	28,675
NET RESERVES	576	2,505	2,811	4,066	3,070	21,979

AS OF DEC 31 2012	PROVED DEVELOPED		PROVED	TOTAL
	PRODUCING	NON PROD	UNDEVELOPED	
FUTURE GROSS INCOME, M$	77,227	302,402	383,970	763,599
PROD & ADVAL TAX, M$	3,013	21,453	29,289	53,755
OPERATING EXPENSE, M$	19,292	27,593	32,763	79,648
CAPITAL COST, M$	-	6,650	59,819	66,470
FUTURE NET REVENUE, M$	54,922	246,706	262,099	563,726
PRESENT VALUE AT 10%, M$	22,105	77,540	85,700	185,345

MAY NOT ADD UP DUE TO ROUNDING

Submitted,

Amiel David, P.E. #50970

For PeTech Enterprises, Inc.

STATE OF TEXAS
AMIEL DAVID
50970
REGISTERED PROFESSIONAL ENGINEER

Attachments:

Cash flow by reserve category by field

One line summary

Plots for PDP wells

SEC Reg 4-10

Resume of Amiel David

Transcoastal Corporation
Reserve and Economic Projection
As of 1/1/2013
Custom Selection

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf ----	Net Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ---- MMcf ----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2013	171	39.55	0.00	188.55	31.39	0.00	146.45	94.71	0.00	8.83
2014	193	202.70	0.00	2,199.05	159.36	0.00	1,668.52	93.43	0.00	3.72
2015	225	393.22	0.00	2,828.88	314.85	0.00	2,165.27	92.75	0.00	4.11
2016	293	472.02	0.00	2,947.99	383.77	0.00	2,268.78	92.55	0.00	4.97
2017	311	503.58	0.00	2,377.27	411.21	0.00	1,844.01	92.91	0.00	5.76
2018	311	457.61	0.00	2,009.97	373.93	0.00	1,563.18	92.91	0.00	5.98
2019	311	422.28	0.00	1,768.02	345.28	0.00	1,377.83	92.91	0.00	6.11
2020	311	393.66	0.00	1,593.83	321.97	0.00	1,243.91	92.90	0.00	6.20
2021	311	366.02	0.00	1,448.91	299.41	0.00	1,131.98	92.89	0.00	6.26
2022	311	341.75	0.00	1,333.78	279.60	0.00	1,042.81	92.89	0.00	6.29
2023	310	319.31	0.00	1,236.00	261.30	0.00	966.92	92.88	0.00	6.30
2024	310	299.76	0.00	1,156.50	245.34	0.00	905.00	92.88	0.00	6.31
2025	310	279.84	0.00	1,080.72	229.08	0.00	845.80	92.99	0.00	6.29
2026	304	260.94	0.00	1,014.19	213.65	0.00	793.65	93.58	0.00	6.25
2027	304	245.17	0.00	958.24	200.76	0.00	749.82	93.56	0.00	6.23
Sub-T		4,997.40	0.00	24,141.93	4,070.90	0.00	18,713.94	92.96	0.00	5.57
After		2,899.24	0.00	12,603.65	2,385.74	0.00	9,835.77	93.34	0.00	5.92
Total		7,896.64	0.00	36,745.58	6,456.64	0.00	28,549.71	93.10	0.00	5.69
Cum.		8,646.64	0.00	16,116.68						
Ult.		16,543.28	0.00	52,862.26						

Year	Company Future Gross Revenue Oil ---- M$ ----	NGL ---- M$ ----	Gas ---- M$ ----	Other ---- M$ ----	Total ---- M$ ----	Prod & Adv Taxes Prod Tax ---- M$ ----	Adv Tax ---- M$ ----	Revenue after Sev & Adv ---- M$ ----
2013	2,972.86	0.00	1,293.42	0.00	4,266.29	128.26	57.40	4,080.62
2014	14,889.58	0.00	6,201.53	0.00	21,091.11	1,045.06	477.94	19,568.11
2015	29,202.49	0.00	8,905.20	0.00	38,107.69	1,873.14	889.02	35,345.53
2016	35,519.24	0.00	11,278.90	0.00	46,798.14	2,284.20	1,082.31	43,431.63
2017	38,205.96	0.00	10,629.40	0.00	48,835.36	2,368.33	1,137.20	45,329.83
2018	34,743.34	0.00	9,346.80	0.00	44,090.14	2,123.59	1,023.17	40,943.38
2019	32,078.49	0.00	8,425.06	0.00	40,503.55	1,941.27	937.56	37,624.72
2020	29,910.68	0.00	7,715.35	0.00	37,626.03	1,796.26	869.06	34,960.71
2021	27,813.24	0.00	7,082.73	0.00	34,895.98	1,660.31	804.28	32,431.39
2022	25,971.60	0.00	6,557.39	0.00	32,528.98	1,543.04	748.10	30,237.84
2023	24,270.82	0.00	6,094.58	0.00	30,365.40	1,436.39	696.78	28,232.23
2024	22,786.93	0.00	5,706.41	0.00	28,493.34	1,344.49	652.39	26,496.46
2025	21,302.21	0.00	5,322.64	0.00	26,624.85	1,253.21	608.24	24,763.40
2026	19,992.95	0.00	4,961.46	0.00	24,954.41	1,170.97	568.73	23,214.71
2027	18,784.11	0.00	4,673.30	0.00	23,457.41	1,098.51	533.43	21,825.47
Sub-T	378,444.51	0.00	104,194.16	0.00	482,638.67	23,067.04	11,085.62	448,486.01
After	222,693.26	0.00	58,266.79	0.00	280,960.05	13,223.93	6,377.97	261,358.15
Total	601,137.77	0.00	162,460.95	0.00	763,598.72	36,290.97	17,463.59	709,844.16

Year	Deductions Lease Net Costs ---- M$ ----	Net Investments ---- M$ ----	Trans. Costs ---- M$ ----	Net Profits ---- M$ ----	Future Net Income Before Income Taxes Undiscounted Annual ---- M$ ----	Cumulative ---- M$ ----	Discounted Ann @ 10.00% ---- M$ ----	Disc. Cum. Annual @ 10.00% ---- M$ ----
2013	665.36	2,905.90	0.00	0.00	509.36	509.36	422.62	422.62
2014	1,541.33	22,432.95	0.00	0.00	-4,406.17	-3,896.81	-4,090.81	-3,668.20
2015	1,983.99	9,500.00	0.00	0.00	23,861.54	19,964.73	18,573.56	14,905.37
2016	2,326.80	27,480.00	0.00	0.00	13,624.83	33,589.56	9,440.71	24,346.07
2017	2,672.05	4,150.00	0.00	0.00	38,507.79	72,097.35	24,506.16	48,852.23
2018	2,659.02	0.00	0.00	0.00	38,284.36	110,381.71	22,165.42	71,017.66
2019	2,639.91	0.00	0.00	0.00	34,984.81	145,366.52	18,334.52	89,352.17
2020	2,626.00	0.00	0.00	0.00	32,334.71	177,701.23	15,337.77	104,689.95
2021	2,614.57	0.00	0.00	0.00	29,816.81	207,518.04	12,801.62	117,491.57
2022	2,599.90	0.00	0.00	0.00	27,637.94	235,155.98	10,741.93	128,233.50
2023	2,570.03	0.00	0.00	0.00	25,662.20	260,818.19	9,029.10	137,262.59
2024	2,564.06	0.00	0.00	0.00	23,932.39	284,750.58	7,621.74	144,884.33
2025	2,550.62	0.00	0.00	0.00	22,212.79	306,963.37	6,403.02	151,287.35
2026	2,509.48	0.00	0.00	0.00	20,705.23	327,668.59	5,403.03	156,690.38
2027	2,505.44	0.00	0.00	0.00	19,320.02	346,988.62	4,563.95	161,254.33
Sub-T	35,028.55	66,468.85	0.00	0.00	346,988.62	346,988.62	161,254.33	161,254.33
After	44,619.70	0.00	0.00	0.00	216,738.45	216,738.45	24,090.83	24,090.83
Total	79,648.25	66,468.85	0.00	0.00	563,727.07	563,727.07	185,345.16	185,345.16

Eco. Indicators

Return on Investment (disc) :	4.570
Return on Investment (undisc) :	9.481
Years to Payout :	3.31
Internal Rate of Return (%):	129.06

Present Worth Profile (M$)

PW 5.00% :	302,216.71
PW 8.00% :	222,656.39
PW 9.00% :	202,787.53
PW 15.00% :	123,375.98
PW 30.00% :	46,804.65
PW 50.00% :	16,713.72

Transcoastal Corporation
Reserve and Economic Projection
As of 1/1/2013
Custom Selection

Year	Wells	Estimated 8/8 Ths Production Oil Mbbl	Estimated 8/8 Ths Production NGL Mgal	Estimated 8/8 Ths Production Gas MMcf	Net Production Oil Mbbl	Net Production NGL Mgal	Net Production Gas MMcf	Oil $/bbl	NGL $/gal	Gas $/Mcf
2013	171	39.55	0.00	188.55	31.39	0.00	146.45	94.71	0.00	8.83
2014	193	202.70	0.00	2,199.05	159.36	0.00	1,668.52	93.43	0.00	3.72
2015	225	393.22	0.00	2,828.88	314.85	0.00	2,165.27	92.75	0.00	4.11
2016	293	472.02	0.00	2,947.99	383.77	0.00	2,268.78	92.55	0.00	4.97
2017	311	503.58	0.00	2,377.27	411.21	0.00	1,844.01	92.91	0.00	5.76
2018	311	457.61	0.00	2,009.97	373.93	0.00	1,563.18	92.91	0.00	5.98
2019	311	422.28	0.00	1,768.02	345.28	0.00	1,377.83	92.91	0.00	6.11
2020	311	393.66	0.00	1,593.83	321.97	0.00	1,243.91	92.90	0.00	6.20
2021	311	366.02	0.00	1,448.91	299.41	0.00	1,131.98	92.89	0.00	6.26
2022	311	341.75	0.00	1,333.78	279.60	0.00	1,042.81	92.89	0.00	6.29
2023	310	319.31	0.00	1,236.00	261.30	0.00	966.92	92.88	0.00	6.30
2024	310	299.76	0.00	1,156.50	245.34	0.00	905.00	92.88	0.00	6.31
2025	310	279.84	0.00	1,080.72	229.08	0.00	845.80	92.99	0.00	6.29
2026	304	260.94	0.00	1,014.19	213.65	0.00	793.65	93.58	0.00	6.25
2027	304	245.17	0.00	958.24	200.76	0.00	749.82	93.56	0.00	6.23
Sub-T		4,997.40	0.00	24,141.93	4,070.90	0.00	18,713.94	92.96	0.00	5.57
After		2,899.24	0.00	12,603.65	2,385.74	0.00	9,835.77	93.34	0.00	5.92
Total		7,896.64	0.00	36,745.58	6,456.64	0.00	28,549.71	93.10	0.00	5.69
Cum.		8,646.64	0.00	16,116.68						
Ult.		16,543.28	0.00	52,862.26						

Year	Company Future Gross Revenue Oil M$	NGL M$	Gas M$	Other M$	Total M$	Prod & Adv Taxes Prod Tax M$	Adv Tax M$	Revenue after Sev & Adv M$
2013	2,972.86	0.00	1,293.42	0.00	4,266.29	128.26	57.40	4,080.62
2014	14,889.58	0.00	6,201.53	0.00	21,091.11	1,045.06	477.94	19,568.11
2015	29,202.49	0.00	8,905.20	0.00	38,107.69	1,873.14	889.02	35,345.53
2016	35,519.24	0.00	11,278.90	0.00	46,798.14	2,284.20	1,082.31	43,431.63
2017	38,205.96	0.00	10,629.40	0.00	48,835.36	2,368.33	1,137.20	45,329.83
2018	34,743.34	0.00	9,346.80	0.00	44,090.14	2,123.59	1,023.17	40,943.38
2019	32,078.49	0.00	8,425.06	0.00	40,503.55	1,941.27	937.56	37,624.72
2020	29,910.68	0.00	7,715.35	0.00	37,626.03	1,796.26	869.06	34,960.71
2021	27,813.24	0.00	7,082.73	0.00	34,895.98	1,660.31	804.28	32,431.39
2022	25,971.60	0.00	6,557.39	0.00	32,528.98	1,543.04	748.10	30,237.84
2023	24,270.82	0.00	6,094.58	0.00	30,365.40	1,436.39	696.78	28,232.23
2024	22,786.93	0.00	5,706.41	0.00	28,493.34	1,344.49	652.39	26,496.46
2025	21,302.21	0.00	5,322.64	0.00	26,624.85	1,253.21	608.24	24,763.40
2026	19,992.95	0.00	4,961.46	0.00	24,954.41	1,170.97	568.73	23,214.71
2027	18,784.11	0.00	4,673.30	0.00	23,457.41	1,098.51	533.43	21,825.47
Sub-T	378,444.51	0.00	104,194.16	0.00	482,638.67	23,067.04	11,085.62	448,486.01
After	222,693.26	0.00	58,266.79	0.00	280,960.05	13,223.93	6,377.97	261,358.15
Total	601,137.77	0.00	162,460.95	0.00	763,598.72	36,290.97	17,463.59	709,844.16

Year	Deductions Lease Net Costs M$	Net Investments M$	Trans. Costs M$	Net Profits M$	Future Net Income Before Income Taxes Undiscounted Annual M$	Undiscounted Cumulative M$	Discounted Ann @ 10.00% M$	Disc. Cum. Annual @ 10.00% M$
2013	665.36	2,905.90	0.00	0.00	509.36	509.36	422.62	422.62
2014	1,541.33	22,432.95	0.00	0.00	-4,406.17	-3,896.81	-4,090.81	-3,668.20
2015	1,983.99	9,500.00	0.00	0.00	23,861.54	19,964.73	18,573.56	14,905.37
2016	2,326.80	27,480.00	0.00	0.00	13,624.83	33,589.56	9,440.71	24,346.07
2017	2,672.05	4,150.00	0.00	0.00	38,507.79	72,097.35	24,506.16	48,852.23
2018	2,659.02	0.00	0.00	0.00	38,284.36	110,381.71	22,165.42	71,017.66
2019	2,639.91	0.00	0.00	0.00	34,984.81	145,366.52	18,334.52	89,352.17
2020	2,626.00	0.00	0.00	0.00	32,334.71	177,701.23	15,337.77	104,689.95
2021	2,614.57	0.00	0.00	0.00	29,816.81	207,518.04	12,801.62	117,491.57
2022	2,599.90	0.00	0.00	0.00	27,637.94	235,155.98	10,741.93	128,233.50
2023	2,570.03	0.00	0.00	0.00	25,662.20	260,818.19	9,029.10	137,262.59
2024	2,564.06	0.00	0.00	0.00	23,932.39	284,750.58	7,621.74	144,884.33
2025	2,550.62	0.00	0.00	0.00	22,212.79	306,963.37	6,403.02	151,287.35
2026	2,509.48	0.00	0.00	0.00	20,705.23	327,668.59	5,403.03	156,690.38
2027	2,505.44	0.00	0.00	0.00	19,320.02	346,988.62	4,563.95	161,254.33
Sub-T	35,028.55	66,468.85	0.00	0.00	346,988.62	346,988.62	161,254.33	161,254.33
After	44,619.70	0.00	0.00	0.00	216,738.45	216,738.45	24,090.83	24,090.83
Total	79,648.25	66,468.85	0.00	0.00	563,727.07	563,727.07	185,345.16	185,345.16

Eco. Indicators

Return on Investment (disc) :	4.570
Return on Investment (undisc) :	9.481
Years to Payout :	3.31
Internal Rate of Return (%):	129.06

Present Worth Profile (M$)

PW 5.00% :	302,216.71
PW 8.00% :	222,656.39
PW 9.00% :	202,787.53
PW 15.00% :	123,375.98
PW 30.00% :	46,804.65
PW 50.00% :	16,713.72

Transcoastal Corporation
Reserve and Economic Projection
As of 1/1/2013
Custom Selection

Proved Rsv Class
Producing Rsv Category

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ----- MMcf----	Net Production Oil ----- Mbbl ----	NGL ----- Mgal ----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2013	73	38.48	0.00	188.34	30.61	0.00	146.27	94.71	0.00	8.83
2014	73	36.41	0.00	176.00	28.95	0.00	136.79	94.71	0.00	8.86
2015	72	34.58	0.00	166.86	27.48	0.00	129.67	94.71	0.00	8.86
2016	72	33.00	0.00	159.20	26.22	0.00	123.69	94.71	0.00	8.84
2017	72	31.38	0.00	151.26	24.92	0.00	117.49	94.71	0.00	8.83
2018	72	29.96	0.00	144.28	23.79	0.00	112.04	94.71	0.00	8.81
2019	72	28.64	0.00	137.75	22.74	0.00	106.95	94.71	0.00	8.80
2020	72	27.48	0.00	131.98	21.82	0.00	102.45	94.71	0.00	8.78
2021	72	26.25	0.00	125.87	20.84	0.00	97.68	94.71	0.00	8.77
2022	72	25.09	0.00	120.12	19.93	0.00	93.23	94.71	0.00	8.76
2023	71	23.80	0.00	113.70	18.92	0.00	88.31	94.71	0.00	8.77
2024	71	22.91	0.00	109.27	18.21	0.00	84.87	94.71	0.00	8.76
2025	71	21.94	0.00	104.52	17.44	0.00	81.16	94.71	0.00	8.74
2026	71	21.08	0.00	100.32	16.75	0.00	77.89	94.71	0.00	8.73
2027	71	20.26	0.00	96.35	16.11	0.00	74.80	94.71	0.00	8.72
Sub-T		421.24	0.00	2,025.82	334.73	0.00	1,573.29	94.71	0.00	8.80
After		305.13	0.00	1,206.65	241.29	0.00	931.62	94.71	0.00	9.47
Total		726.37	0.00	3,232.47	576.02	0.00	2,504.91	94.71	0.00	9.05
Cum.		5,339.08	0.00	9,980.71						
Ult.		6,065.45	0.00	13,213.18						

Year	Company Future Gross Revenue Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod & Adv Taxes Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	Revenue after Sev & Adv ------- M$ -------
2013	2,899.28	0.00	1,292.10	0.00	4,191.38	128.26	57.40	4,005.71
2014	2,741.41	0.00	1,212.60	0.00	3,954.01	119.91	53.78	3,780.32
2015	2,602.33	0.00	1,148.71	0.00	3,751.05	112.98	50.69	3,587.38
2016	2,483.02	0.00	1,094.02	0.00	3,577.04	107.01	48.03	3,422.00
2017	2,360.51	0.00	1,037.39	0.00	3,397.90	100.94	45.31	3,251.65
2018	2,253.58	0.00	987.51	0.00	3,241.09	95.60	42.92	3,102.56
2019	2,154.07	0.00	940.93	0.00	3,094.99	90.66	40.71	2,963.63
2020	2,066.60	0.00	899.74	0.00	2,966.34	86.28	38.75	2,841.31
2021	1,973.69	0.00	856.39	0.00	2,830.08	81.75	36.72	2,711.61
2022	1,887.32	0.00	816.63	0.00	2,703.95	77.44	34.78	2,591.74
2023	1,792.12	0.00	774.87	0.00	2,566.99	72.45	32.51	2,462.04
2024	1,724.65	0.00	743.37	0.00	2,468.02	69.21	31.06	2,367.75
2025	1,651.55	0.00	709.78	0.00	2,361.33	65.81	29.53	2,265.98
2026	1,586.80	0.00	680.07	0.00	2,266.87	62.81	28.18	2,175.87
2027	1,525.34	0.00	652.05	0.00	2,177.38	59.99	26.92	2,090.48
Sub-T	31,702.27	0.00	13,846.15	0.00	45,548.42	1,331.11	597.28	43,620.02
After	22,852.70	0.00	8,825.79	0.00	31,678.49	744.58	339.80	30,594.11
Total	54,554.97	0.00	22,671.93	0.00	77,226.90	2,075.69	937.08	74,214.13

Year	Deductions Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Future Net Income Before Income Taxes Undiscounted Annual ------ M$ ------	Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2013	603.71	0.00	0.00	0.00	3,402.00	3,402.00	3,239.61	3,239.61
2014	593.20	0.00	0.00	0.00	3,187.13	6,589.13	2,747.39	5,987.00
2015	591.28	0.00	0.00	0.00	2,996.10	9,585.23	2,338.02	8,325.02
2016	591.00	0.00	0.00	0.00	2,831.01	12,416.24	1,999.65	10,324.67
2017	590.72	0.00	0.00	0.00	2,660.93	15,077.17	1,701.20	12,025.87
2018	590.48	0.00	0.00	0.00	2,512.08	17,589.25	1,453.88	13,479.76
2019	590.26	0.00	0.00	0.00	2,373.37	19,962.62	1,243.48	14,723.23
2020	590.07	0.00	0.00	0.00	2,251.24	22,213.86	1,067.63	15,790.87
2021	589.85	0.00	0.00	0.00	2,121.76	24,335.61	910.76	16,701.63
2022	583.89	0.00	0.00	0.00	2,007.84	26,343.45	780.22	17,481.85
2023	561.19	0.00	0.00	0.00	1,900.84	28,244.30	668.67	18,150.52
2024	561.03	0.00	0.00	0.00	1,806.72	30,051.02	575.29	18,725.80
2025	560.84	0.00	0.00	0.00	1,705.14	31,756.15	491.43	19,217.23
2026	560.68	0.00	0.00	0.00	1,615.19	33,371.35	421.41	19,638.64
2027	560.52	0.00	0.00	0.00	1,529.95	34,901.30	361.36	20,000.00
Sub-T	8,718.72	0.00	0.00	0.00	34,901.30	34,901.30	20,000.00	20,000.00
After	10,572.95	0.00	0.00	0.00	20,021.16	20,021.16	2,104.51	2,104.51
Total	19,291.67	0.00	0.00	0.00	54,922.46	54,922.46	22,104.51	22,104.51

Eco. Indicators

Return on Investment (disc) :	0.000
Return on Investment (undisc) :	0.000
Years to Payout :	0.00
Internal Rate of Return (%):	0.00

Present Worth Profile (M$)

PW 5.00% :	32,046.32
PW 8.00% :	25,267.81
PW 9.00% :	23,583.18
PW 15.00% :	16,815.40
PW 30.00% :	9,819.38
PW 50.00% :	6,356.50

Transcoastal Corporation
Reserve and Economic Projection
As of 1/1/2013
Custom Selection

Proved Rsv Class
Non-Producing Rsv Category

Year	Wells	Estimated 8/8 Ths Production Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ----- MMcf----	Net Production Oil ----- Mbbl ----	NGL ----- Mgal -----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2013	83	1.06	0.00	0.21	0.78	0.00	0.18	94.71	0.00	7.13
2014	82	65.06	0.00	110.27	55.42	0.00	94.40	91.68	0.00	8.72
2015	98	113.16	0.00	185.91	95.30	0.00	157.90	90.38	0.00	9.74
2016	121	163.94	0.00	255.45	135.23	0.00	213.74	90.27	0.00	11.19
2017	135	180.60	0.00	264.29	149.19	0.00	221.64	91.00	0.00	11.43
2018	135	171.69	0.00	249.27	141.81	0.00	209.10	91.09	0.00	11.38
2019	135	162.48	0.00	235.44	134.20	0.00	197.54	91.15	0.00	11.33
2020	135	154.36	0.00	223.26	127.48	0.00	187.37	91.21	0.00	11.28
2021	135	146.00	0.00	210.80	120.57	0.00	176.95	91.27	0.00	11.24
2022	135	138.62	0.00	199.81	114.47	0.00	167.77	91.32	0.00	11.20
2023	135	131.74	0.00	189.59	108.78	0.00	159.22	91.37	0.00	11.16
2024	135	125.64	0.00	180.53	103.73	0.00	151.64	91.41	0.00	11.13
2025	135	118.91	0.00	170.41	98.17	0.00	143.18	91.72	0.00	11.08
2026	129	111.62	0.00	158.77	92.16	0.00	133.51	93.11	0.00	10.99
2027	129	106.46	0.00	151.25	87.89	0.00	127.21	93.10	0.00	10.96
Sub-T		1,891.36	0.00	2,785.26	1,565.17	0.00	2,341.36	91.35	0.00	11.02
After		1,515.34	0.00	2,053.14	1,245.82	0.00	1,724.36	92.97	0.00	10.32
Total		3,406.70	0.00	4,838.40	2,810.99	0.00	4,065.71	92.07	0.00	10.72
Cum.		2,737.72	0.00	4,459.51						
Ult.		6,144.42	0.00	9,297.91						

Year	Company Future Gross Revenue Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod & Adv Taxes Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	Revenue after Sev & Adv ------- M$ -------
2013	73.59	0.00	1.32	0.00	74.90	0.00	0.00	74.90
2014	5,080.90	0.00	822.81	0.00	5,903.71	287.59	143.33	5,472.79
2015	8,612.64	0.00	1,537.34	0.00	10,149.98	478.87	238.67	9,432.44
2016	12,207.11	0.00	2,391.93	0.00	14,599.05	685.28	339.81	13,573.96
2017	13,576.24	0.00	2,533.24	0.00	16,109.48	761.19	378.60	14,969.70
2018	12,917.75	0.00	2,378.94	0.00	15,296.69	721.39	359.19	14,216.10
2019	12,232.77	0.00	2,237.83	0.00	14,470.60	681.28	339.41	13,449.91
2020	11,628.09	0.00	2,113.98	0.00	13,742.07	645.93	321.98	12,774.16
2021	11,004.38	0.00	1,988.94	0.00	12,993.31	609.79	304.12	12,079.41
2022	10,453.39	0.00	1,879.07	0.00	12,332.46	577.92	288.36	11,466.18
2023	9,938.78	0.00	1,777.44	0.00	11,716.22	548.26	273.69	10,894.26
2024	9,482.52	0.00	1,687.71	0.00	11,170.23	522.00	260.69	10,387.54
2025	9,004.71	0.00	1,587.13	0.00	10,591.84	494.09	246.95	9,850.79
2026	8,581.07	0.00	1,467.18	0.00	10,048.25	467.04	234.01	9,347.20
2027	8,182.78	0.00	1,394.64	0.00	9,577.43	444.65	222.85	8,909.92
Sub-T	142,976.72	0.00	25,799.49	0.00	168,776.21	7,925.30	3,951.67	156,899.24
After	115,823.34	0.00	17,802.61	0.00	133,625.95	6,372.48	3,203.48	124,049.98
Total	258,800.06	0.00	43,602.10	0.00	302,402.15	14,297.78	7,155.15	280,949.22

Year	Deductions Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Future Net Income Before Income Taxes Undiscounted Annual ------ M$ ------	Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2013	61.65	100.00	0.00	0.00	-86.75	-86.75	-83.62	-83.62
2014	338.63	2,550.00	0.00	0.00	2,584.15	2,497.41	2,121.58	2,037.96
2015	509.64	1,900.00	0.00	0.00	7,022.80	9,520.20	5,447.47	7,485.43
2016	666.29	1,400.00	0.00	0.00	11,507.66	21,027.87	8,099.84	15,585.27
2017	859.24	700.00	0.00	0.00	13,410.45	34,438.32	8,556.43	24,141.70
2018	873.60	0.00	0.00	0.00	13,342.50	47,780.82	7,722.53	31,864.23
2019	873.60	0.00	0.00	0.00	12,576.31	60,357.13	6,589.48	38,453.71
2020	873.60	0.00	0.00	0.00	11,900.56	72,257.69	5,643.95	44,097.65
2021	873.60	0.00	0.00	0.00	11,205.81	83,463.49	4,810.33	48,907.99
2022	873.60	0.00	0.00	0.00	10,592.58	94,056.07	4,116.33	53,024.32
2023	873.60	0.00	0.00	0.00	10,020.66	104,076.74	3,525.19	56,549.51
2024	873.60	0.00	0.00	0.00	9,513.94	113,590.67	3,029.46	59,578.98
2025	865.71	0.00	0.00	0.00	8,985.08	122,575.75	2,589.67	62,168.65
2026	829.18	0.00	0.00	0.00	8,518.02	131,093.77	2,222.48	64,391.13
2027	829.18	0.00	0.00	0.00	8,080.74	139,174.52	1,908.66	66,299.79
Sub-T	11,074.72	6,650.00	0.00	0.00	139,174.52	139,174.52	66,299.79	66,299.79
After	16,518.55	0.00	0.00	0.00	107,531.43	107,531.43	11,240.68	11,240.68
Total	27,593.27	6,650.00	0.00	0.00	246,705.95	246,705.95	77,540.46	77,540.46

Eco. Indicators

Return on Investment (disc) :	15.681
Return on Investment (undisc) :	38.099
Years to Payout :	2.20
Internal Rate of Return (%):	235.80

Present Worth Profile (M$)

PW 5.00% :	127,597.51
PW 8.00% :	93,257.38
PW 9.00% :	84,855.92
PW 15.00% :	51,994.79
PW 30.00% :	21,076.87
PW 50.00% :	8,626.51

Transcoastal Corporation
Reserve and Economic Projection
As of 1/1/2013
Custom Selection

Proved Rsv Class
Undeveloped Rsv Category

		Estimated 8/8 Ths Production			Net Production					
Year	Wells	Oil ---- Mbbl ----	NGL ---- Mgal ----	Gas ----- MMcf----	Oil ----- Mbbl ----	NGL ----- Mgal -----	Gas ----- MMcf -----	Oil - $/bbl -	NGL - $/gal -	Gas - $/Mcf -
2013	15	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	38	101.23	0.00	1,912.78	75.00	0.00	1,437.33	94.23	0.00	2.90
2015	55	245.48	0.00	2,476.11	192.08	0.00	1,877.69	93.65	0.00	3.31
2016	100	275.08	0.00	2,533.34	222.32	0.00	1,931.35	93.69	0.00	4.03
2017	104	291.60	0.00	1,961.72	237.10	0.00	1,504.88	93.92	0.00	4.69
2018	104	255.96	0.00	1,616.42	208.32	0.00	1,242.05	93.95	0.00	4.81
2019	104	231.16	0.00	1,394.83	188.34	0.00	1,073.34	93.94	0.00	4.89
2020	104	211.82	0.00	1,238.59	172.67	0.00	954.10	93.91	0.00	4.93
2021	104	193.78	0.00	1,112.25	158.00	0.00	857.35	93.90	0.00	4.94
2022	104	178.03	0.00	1,013.84	145.20	0.00	781.81	93.88	0.00	4.94
2023	104	163.77	0.00	932.72	133.60	0.00	719.39	93.86	0.00	4.92
2024	104	151.21	0.00	866.70	123.40	0.00	668.49	93.84	0.00	4.90
2025	104	138.99	0.00	805.80	113.47	0.00	621.46	93.82	0.00	4.87
2026	104	128.25	0.00	755.10	104.74	0.00	582.24	93.81	0.00	4.83
2027	104	118.44	0.00	710.65	96.77	0.00	547.81	93.79	0.00	4.79
Sub-T		2,684.80	0.00	19,330.84	2,171.00	0.00	14,799.29	93.86	0.00	4.36
After		1,078.77	0.00	9,343.87	898.63	0.00	7,179.79	93.49	0.00	4.41
Total		3,763.57	0.00	28,674.70	3,069.63	0.00	21,979.08	93.75	0.00	4.38
Cum.		569.84	0.00	1,676.47						
Ult.		4,333.41	0.00	30,351.17						

	Company Future Gross Revenue					Prod & Adv Taxes		Revenue
Year	Oil ------ M$ ------	NGL ------ M$ ------	Gas ------ M$ ------	Other ------ M$ ------	Total ------ M$ ------	Prod Tax ------ M$ ------	Adv Tax ------ M$ ------	after Sev & Adv ------- M$ --------
2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2014	7,067.27	0.00	4,166.12	0.00	11,233.39	637.55	280.83	10,315.00
2015	17,987.52	0.00	6,219.15	0.00	24,206.67	1,281.29	599.66	22,325.71
2016	20,829.11	0.00	7,792.95	0.00	28,622.05	1,491.91	694.47	26,435.67
2017	22,269.21	0.00	7,058.76	0.00	29,327.97	1,506.20	713.29	27,108.48
2018	19,572.01	0.00	5,980.35	0.00	25,552.36	1,306.59	621.05	23,624.72
2019	17,691.65	0.00	5,246.30	0.00	22,937.96	1,169.34	557.44	21,211.18
2020	16,215.99	0.00	4,701.63	0.00	20,917.63	1,064.05	508.33	19,345.25
2021	14,835.18	0.00	4,237.41	0.00	19,072.58	968.76	463.44	17,640.37
2022	13,630.88	0.00	3,861.70	0.00	17,492.57	887.68	424.96	16,179.93
2023	12,539.92	0.00	3,542.27	0.00	16,082.19	815.68	390.58	14,875.93
2024	11,579.76	0.00	3,275.33	0.00	14,855.09	753.28	360.64	13,741.17
2025	10,645.96	0.00	3,025.73	0.00	13,671.69	693.30	331.76	12,646.64
2026	9,825.09	0.00	2,814.21	0.00	12,639.29	641.11	306.54	11,691.64
2027	9,075.99	0.00	2,626.61	0.00	11,702.60	593.87	283.66	10,825.07
Sub-T	203,765.52	0.00	64,548.52	0.00	268,314.04	13,810.63	6,536.66	247,966.75
After	84,017.22	0.00	31,638.40	0.00	115,655.62	6,106.87	2,834.69	106,714.05
Total	287,782.74	0.00	96,186.92	0.00	383,969.66	19,917.50	9,371.36	354,680.81

	Deductions				Future Net Income Before Income Taxes			
Year	Lease Net Costs ------ M$ ------	Net Investments ------ M$ ------	Trans. Costs ------ M$ ------	Net Profits ------ M$ ------	Undiscounted Annual ------ M$ ------	Undiscounted Cumulative ------- M$ -------	Discounted Ann @ 10.00% -------M$ -------	Disc. Cum. Annual @ 10.00% ------- M$ -------
2013	0.00	2,805.90	0.00	0.00	-2,805.90	-2,805.90	-2,733.38	-2,733.38
2014	609.50	19,882.95	0.00	0.00	-10,177.45	-12,983.35	-8,959.78	-11,693.16
2015	883.07	7,600.00	0.00	0.00	13,842.64	859.30	10,788.07	-905.09
2016	1,069.51	26,080.00	0.00	0.00	-713.84	145.45	-658.78	-1,563.87
2017	1,222.08	3,450.00	0.00	0.00	22,436.40	22,581.85	14,248.53	12,684.66
2018	1,194.94	0.00	0.00	0.00	22,429.79	45,011.64	12,989.01	25,673.67
2019	1,176.04	0.00	0.00	0.00	20,035.13	65,046.77	10,501.56	36,175.23
2020	1,162.33	0.00	0.00	0.00	18,182.91	83,229.69	8,626.20	44,801.43
2021	1,151.12	0.00	0.00	0.00	16,489.25	99,718.93	7,080.52	51,881.95
2022	1,142.40	0.00	0.00	0.00	15,037.52	114,756.46	5,845.37	57,727.32
2023	1,135.23	0.00	0.00	0.00	13,740.70	128,497.16	4,835.24	62,562.56
2024	1,129.44	0.00	0.00	0.00	12,611.74	141,108.89	4,016.99	66,579.55
2025	1,124.06	0.00	0.00	0.00	11,522.57	152,631.46	3,321.92	69,901.47
2026	1,119.63	0.00	0.00	0.00	10,572.01	163,203.48	2,759.14	72,660.61
2027	1,115.74	0.00	0.00	0.00	9,709.33	172,912.80	2,293.93	74,954.54
Sub-T	15,235.10	59,818.85	0.00	0.00	172,912.80	172,912.80	74,954.54	74,954.54
After	17,528.20	0.00	0.00	0.00	89,185.85	89,185.85	10,745.64	10,745.64
Total	32,763.30	59,818.85	0.00	0.00	262,098.66	262,098.66	85,700.18	85,700.18

Eco. Indicators

Return on Investment (disc) :	2.838
Return on Investment (undisc) :	5.382
Years to Payout :	4.12
Internal Rate of Return (%):	56.04

Present Worth Profile (M$)

PW 5.00% :	142,572.88
PW 8.00% :	104,131.20
PW 9.00% :	94,348.44
PW 15.00% :	54,565.79
PW 30.00% :	15,908.40
PW 50.00% :	1,730.71